UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

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ROGUE ONE, INC.

(Exact name of registrant as specified in its charter)

Nevada	00-24723	88-0393257
(State or other jurisdiction of Incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1203 K Street, N.W., Suite 454

Washington, DC 20005

(Address of Principal Executive Office)

(405) 923-1254

Registrant's telephone number including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

As used herein, the term “we,” “us,” “our,” and the “Company” refers to Rogue One, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND MANAGERIAL RESOURCES OF THE COMPANY, THE RECENT AND UNPREDECENTED GLOBAL COVID-19 VIRUS CONDITIONS THAT DIRECTLY AND ADVERSELY HAVE HAD A SERIOUS NEGATIVE IMPACT UPON THE COMPANY AND ITS PLANS AND WILL LIKELY CONTINUE TO HAVE THAT IMPACT FOR THE FORESEEABLE FUTURE, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FURTHER, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE ANY OF THE OBJECTIVES OF ANY ONE OR MORE OF THE AGREEMENTS THAT WE ENTER INTO INCLUDING, BUT NOT LIMITED TO, THE AGREEMENT WITH THE STOCKHOLDERS OF HUMAN BRANDS INTERNATIONAL, INC. (THE “ACQUISITION”). AND WHILE WE BELIEVE THAT WE CONDUCTED A SUFFICIENT DUE DILIGENCE INVESTIGATION INTO THE AFFAIRS OF HUMAN BRANDSS INTERNATIONAL, INC. PRIOR TO THE ACQUISITION, WE MAY DISCOVER THAT WE ARE EXPOSED TO LIABILITIES AND CLAIMS THAT WERE NOT IDENTIFIED DURING OUR PRE-ACQUISITION DUE DILIGENCE INVESTIGATION WITH THE RESULT THAT WE MAY EXPERIENCE SIGNIFICANT LOSSES THEREBY. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

We filed our Quarterly Report on Form 10-Q for the period ending June 30, 2021 and we anticipated that we would file Amendment No. 1 to that Quarterly Report on Form 10-Q for the period ending June 30, 2021 (the “Amendment”) shortly after the close of our acquisition of Human Brands International, Inc. (“Human Brands”) on June 30, 2021. We fully anticipated that the Amendment with our consolidated financial statements that would include and give effect to our acquisition of Human Brands International, Inc. (“Human Brands”) under the terms of the Merger Agreement and Plan of Reorganization dated June 30, 2021 and entered into with each of the stockholders of Human Brands (the “Acquisition Agreement”).

As previously disclosed and under the terms of the Acquisition Agreement, we issued an aggregate of forty-seven (47) shares of our Series D Preferred Stock (par value $0.001) (the “Preferred Shares”) and an aggregate of One Hundred Seventy-Six Million Seven Hundred Seventy-One Thousand Nine Hundred Sixty-Two (176,771,962) shares of our Common Stock (par value $0.001) (the “Common Shares”) to acquire all of the outstanding capital stock of Human Brands.

However, and as we later discovered and our independent auditor advised us on April 25th, 2022 that the financial records of Human Brands were deficient and non-compliant with the requirements of Regulation S-X and our disclosure obligations as a public company.

Our Board of Directors, our accountants and our independent auditor have each undertaken extensive discussions and further efforts to fully address and resolve the deficiencies in the financial records of Human Brands. Despite the unique challenges of the worldwide pandemic, we believe that we have resolved the deficiencies with prudent and appropriate actions to establish and maintain our consolidated financial records so that we are able to clearly satisfy the requirements of Regulation S-X and our disclosure obligations on a going forward basis. We anticipate filing the Amendment after we receive the necessary financial statements and after our independent auditor completes its review and we receive its authorization to file the amendment to the Quarterly Report on 2021 Second Quarter Form 10-Q for the period ending June 30, 2021.

We have provided a copy of this Form 8-K to our independent auditor, B.F Borgers C.P.A. to provide a letter addressed to the U.S. Securities and Exchange Commission stating whether the independent auditor agrees with the statements set forth herein and, if not, stating the respects in which it does not agree in the letter. We intend to file the independent accountant’s letter as an exhibit to the Amendment to the Quarterly Report on the 2021 Second Quarter Form 10-Q for the period ending June 30, 2021.

Risk Factors Related to the Agreement and Our Financial Condition

Any person who seeks to acquire our Common Stock, our Preferred Stock, or any other instrument that we may issue should be aware that any such investment should be considered only by those persons who can afford the total loss of their investment and in addition to the above, these risks include, but are not limited to, the risks set forth in our most recent 2020 Annual Report on Form 10-K under Item 1A together with the following:

  We completed the acquisition of Human Brands International, Inc. (“Human Brands”) and while we believe that the acquisition will provide us with significant business opportunities that may generate profits and a positive cash flow, we cannot assure you that we will achieve these and other goals and if we do achieve either or both of these goals, that we can sustain profitability, positive cash flow or both of them for any period of time.

  We have limited financial and managerial resources to implement our business plan and otherwise conduct our corporate affairs and there can be no guarantee that we will have sufficient financial and managerial resources to do so in the future.

  We anticipate that we will need to raise a significant amount of additional capital to support our current financial needs and the capital that we are likely to need if we are to sustain our corporate existence and otherwise conduct our intended business.

  At present we have not received any commitment from any capable and qualified third party to provide a sufficient amount of additional funds that will allow us to meet our current and projected needs and there can be no assurance that we will receive a sufficient amount of funds at any time in the near future or, if we do receive such funds, that the funds will be provided on reasonable terms and in sufficient amounts and on a timely basis given our current financial condition. If we are not successful in obtaining such funds, in sufficient amounts, on reasonable terms, and on a timely basis, any person who acquires our Common Stock, our Preferred Stock, or any other instrument that we may issue or any combination of them, will likely lose their entire investment.

  Holders of our Common Stock face an almost certain prospect of immediate and substantial dilution since even if a qualified and capable prospective investor were willing to assume the extraordinary risks involved in making an investment into our Company, existing investors would very likely suffer dilution in ownership, in destruction of the current book value per share, and the destruction of the extent of their voting rights that likely would be permanent and without recourse. Thus, any person who acquires our Common Stock should be prepared to lose all or substantially all of their investment.

  There is no continuous and liquid trading market for our Common Stock and there is no likelihood that any such trading market will ever develop or, if it does develop, that it can be sustained. As a result, any person who acquires our Common Stock is not acquiring that has or will have at any time in the future, any liquidity that would allow them to sell our Common Stock without significant delays and/or difficulties. Further, there is no trading market for our Preferred Stock and there is no prospect that our Preferred Stock will ever be traded in any market.

  We have no history of paying dividends on our Common Stock and given our history of losses, it is highly unlikely that we will be paying any dividends at any time in the near future.

  We have not received any independent third-party evaluation of our business plan and the strategies that our Board of Directors has adopted and we have no present plans to secure any such evaluation. We may discover that notwithstanding our efforts and our acquisition of Human Brands International Inc., all or a significant part of our plans and strategies may not be financially feasible for any one or more reasons. As a result, our stockholders are exposed to significant and continuing risks and may thereby suffer the total loss of their investment.

  We face intense competition from many other larger and well-established competitors who possess significantly greater financial resources than we have currently and at any time in the foreseeable future.

  For these reasons and in view of the high risks and continuing unmitigated uncertainties involved, we cannot assure you that we will ever expect to gain any financial or other benefits as a result of the acquisition of Human Brands International, Inc. As a result, we may incur further protracted losses and negative cash flow thereby with the result that any holder of our Common Stock and any holder of our Preferred Stock would very likely suffer the total loss of their investment.

  All of our securities should be considered HIGH RISK investments. For these reasons, any person who seeks to acquire our securities should be prepared to lose all of their investment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGUE ONE, INC.

Date: May 10th, 2022 By:/s/ Joe E. Poe, Jr.

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Joe E. Poe, President